FORM OF MONTHLY CERTIFICATEHOLDER'S STATEMENT

                       FIRST NORTH AMERICAN NATIONAL BANK

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                      CIRCUIT CITY CREDIT CARD MASTER TRUST
                                  SERIES 1995-1

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Pursuant  to the Master  Pooling  and  Servicing  Agreement  dated as of October
4,1994 (as amended or supplemented,  the "Pooling and Servicing Agreement"),  as supplemented by the Series 1995-1 Supplement, dated as of September 7, 1995 (the
"Supplement"  and,  together  with the  Pooling  and  Servicing  Agreement,  the
"Agreement"), each between First North American National Bank, as Transferor and
Servicer,  and Bankers Trust  Company,  as Trustee,  the Servicer is required to
prepare   certain   information   each   month   regarding    distributions   to
Certificateholders  and the  performance  of the  Trust.  The  information  with respect to the applicable Distribution Date and Due Period is set forth below:
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Due Period Ending                                                                          OCTOBER 31, 1996
Determination Date                                                                         November 7, 1996
Distribution Date                                                                          November 15, 1996

                                                                                           ------
Class A Accumulation Period ("Y" or "N")?                                                    N
                                                                                           ------
                                                                                           ------
Class B Accumulation Period ("Y" or "N")?                                                    N
                                                                                           ------
                                                                                           ------
Early Amortization Period ("Y" or "N")?                                                      N
                                                                                           ------
                                                                                           ------
Class B Investor Amount paid in full ("Y" or "N")?                                           N
                                                                                           ------


MASTER TRUST INFORMATION


Receivables

1.     The aggregate amount of Eligible Receivables as of the end of
       the last day of the relevant Due Period                                               $   1,005,634,435.26

2.     The aggregate amount of Principal Receivables as of the end
       of the last day of the relevant Due Period                                            $     983,466,844.95

3.     The aggregate amount of Finance Charge Receivables as of
       the end of the last day of the relevant Due Period                                    $      22,167,590.31

4.     The aggregate amount of Discount Option Receivables as of
                                                                                                ---------------
       the last day of the relevant Due Period                                               $               0.00
                                                                                                ---------------

5.     The Transferor Amount as of the end of the last day of the
       relevant Due Period                                                                   $      63,466,844.95

6.     The minimum Transferor Amount as of the end of the last
       day of the relevant Due Period                                                        $      46,361,556.06

7.     The Excess Funding Account Balance as of the end of the
       last day of the relevant Due Period                                                   $               0.00

8.     The aggregate principal balance of Receivables determined to be
       Receivables of Defaulted Accounts for the relevant Due Period                         $       6,652,209.32

9.     The aggregate amount of Recoveries for the relevant Due Period                        $         975,986.73

10.    The Default Amount for the relevant Due Period                                                5,676,222.59
                                                                                                     5,676,222.59

Collections

11.    The aggregate amount of Collections of Principal Receivables
       for the relevant Due Period                                                           $      85,044,114.26

12.    The aggregate amount of Collections of Finance Charge
       Receivables for the relevant Due Period                                               $      18,197,451.56

13.    The aggregate amount of interest earnings (net of losses
       and investment expenses) on the Excess Funding
       Account for the relevant Due Period                                                   $               0.00

14.    The aggregate amount of Collections processed for the relevant
       Due Period (sum of lines 9+11+12+13)                                                  $     104,217,552.55

                                                                                                ---------------
15.    The average Discount Percentage for the relevant Due Period                         %                 0.00%
                                                                                                ---------------


Invested Amounts

16.    The Series 1994-1 Invested Amount as of the end of the last                                 220,000,000
       day of the relevant Due Period                                                        $     220,000,000

17.    The Series 1994-2 Invested Amounts as of the end of the last day of the relevant Due Period
                        a.  Class A                                                        $       308,000,000.00
                        b.  Class B                                                        $        36,000,000.00
                        c.  Collateral Indebtedness Interest                               $        50,000,000.00
                        d. Class D                                                         $         6,000,000.00
                                                                                                ---------------
                        e.  Total Invested Amount (sum of a - d)                           $       400,000,000.00
                                                                                                   400,000,000.00
18.    The Series 1995-1 Invested Amounts as of the end of the last day of the relevant Due Period
                        a.  Class A                                                        $       216,000,000.00
                        b.  Class B                                                        $        30,000,000.00
                        c.  Collateral Indebtedness Interest                               $        39,000,000.00
                        d. Class D                                                         $        15,000,000.00
                                                                                                ---------------
                        e.  Total Invested Amount (sum of a - d)                           $       300,000,000.00
                                                                                                   300,000,000.00
19.    The aggregate Invested Amount across all series of Investor
       Certificates outstanding as of the end of the last day of the
       relevant Due Period                                                                 $          920,000,000
                                                                                                      920,000,000

Investor Amounts

20.    The Series 1994-1 Investor Amount as of the end of the last
       day of the relevant Due Period                                                      $          220,000,000

21.    The Series 1994-2 Investor Amounts as of the end of the last day of the relevant Due Period
                        a.  Class A                                                        $       308,000,000.00
                        b.  Class B                                                        $        36,000,000.00
                        c.  Collateral Indebtedness Interest                               $        50,000,000.00
                        d. Class D                                                         $         6,000,000.00
                                                                                                ---------------
                        e.  Total Investor Amount (sum of a - d)                           $       400,000,000.00
                                                                                                   400,000,000.00
22.    The Series 1995-1 Investor Amounts as of the end of the last day of the relevant Due Period
                        a.  Class A                                                        $       216,000,000.00
                        b.  Class B                                                        $        30,000,000.00
                        c.  Collateral Indebtedness Interest                               $        39,000,000.00
                        d. Class D                                                         $        15,000,000.00
                                                                                                ---------------
                        e.  Total Investor Amount (sum of a - d)                           $       300,000,000.00
                                                                                                   300,000,000.00
23.    The aggregate Investor Amount across all series of Investor
       Certificates outstanding as of the end of the last day of the
       relevant Due Period                                                                 $       920,000,000.00


Series 1995-1 Allocation Percentages

24.    The Fixed Percentage with respect to the relevant
       Due Period
                        a.  Class A                                                        %                 0.00%
                        b.  Class B                                                        %                 0.00%
                        c.  Collateral Indebtedness Interest                               %                 0.00%
                        d.  Class D                                                        %                 0.00%
                                                                                                ---------------
                        e.  Series 1995-1 Total                                                              0.00%
                                                                                                ---------------

25.    The Floating Percentage with respect to the relevant
       Due Period
                        a.  Class A                                                        %                21.96%
                        b.  Class B                                                        %                 3.05%
                        c.  Collateral Indebtedness Interest                               %                 3.96%
                        d.  Class D                                                        %                 1.52%
                                                                                                ---------------
                        e.  Series 1995-1 Total                                                             30.50%
                                                                                                ---------------


Allocation of Collections

26.    The Series 1995-1 allocation of Collections of Principal
       Receivables for the relevant Due Period (line 25 times
       line 11)
                        a.  Class A                                                        $        18,674,180.89
                        b.  Class B                                                        $         2,593,636.23
                        c.  Collateral Indebtedness Interest                               $         3,371,727.10
                        d.  Class D                                                        $         1,296,818.12
                                                                                           --------------------
                        e.  Series 1995-1 Total                                            $        25,936,362.34
                                                                                           --------------------
                                                                                                    25,936,362.34

27.    The Series 1995-1 allocation of Collections of Finance
       Charge Receivables for the relevant Due Period (line 25
       times line 12)
                        a.  Class A                                                        $         3,995,837.98
                        b.  Class B                                                        $           554,977.50
                        c.  Collateral Indebtedness Interest                               $           721,470.75
                        d.  Class D                                                        $           277,488.75
                                                                                           --------------------
                        e.  Series 1995-1 Total                                            $         5,549,774.97
                                                                                           --------------------
                                                                                                     5,549,774.97

Portfolio Yield and Deliquencies

28.    The Portfolio Yield for the relevant Due Period (including
       Shared Excess Finance Charge Collections, if allocated)
       with respect to Series 1995-1                                                       %                15.27%

29.    The 3-month average Portfolio Yield for the three most recent
       Due Periods                                                                         %                15.42%

30.    The Base Rate for the relevant Due Period                                           %                 8.13%

31.    The 3-month average Base Rate for the three most recent
       Due Periods                                                                         %                 8.20%

32.    Average Portfolio Yield less average Base Rate                                      %                 7.22%

33.    The amount of Shared Excess Finance Charge Collections
       allocable to Series 1995-1 with respect to any Finance Charge
       Shortfall in such Series for the relevant Due Period                                $                 0.00

34. The aggregate outstanding balance of Receivables which were delinquent as of the end of the relevant Due Period:

                                                                                                ---------------
                             (a)     Delinquent 31 to 60 days                              $        27,998,709.45
                                                                                                ---------------
                             (b)     Delinquent 61 to 90 days                              $        14,656,014.49
                                                                                                ---------------
                             (c)     Delinquent 91 days or more                            $        27,006,483.86
                                                                                                ---------------


Determination of Monthly Interest

35.    Class A Monthly Interest:
                        a.  Class A Monthly Interest                                       $         1,147,500.00
                        b.  Funds allocated and available to pay Class A
                             Monthly Interest for relevant Due Period (4.3a)               $         3,995,837.98
*                       c.  Class A Interest Shortfall (a less b)                          $                 0.00
                        d.  Class A Additional Interest                                    $                 0.00

36.    Class B Monthly Interest:
                        a.  Class B Monthly Interest                                       $           165,625.00
                        b.  Funds allocated and available to pay Class B
                             Monthly Interest for relevant Due Period (4.3b)               $           554,977.50
*                       c.  Class B Interest Shortfall (a less b)                          $                 0.00
                        d.  Class B Additional Interest                                    $                 0.00

37.    Collateral Monthly Interest and Class D Monthly Interest:
                        a.  Collateral/Class D Monthly Interest                            $           271,560.00
                        b.  Funds allocated and available to pay Collateral/
                             Class D Monthly Interest for relevant Due Period              $           998,959.49
*                       c.  Collateral/Class D Interest Shortfall (a less b)               $                 0.00
                        d.  Collateral/Class D Additional Interest                         $                 0.00



Determination of Monthly Principal

38.    Class A Monthly Principal (pursuant to section 4.4a):
                    (X).a.  Fixed Allocation Percentage of Principal Receivable
                            Collections + Shared - Reallocted Coll. Applied                $                 0.00
                    (Y).a.  Controlled Accumulation Amount                                 $                 0.00
                        b.  Deficit Controlled Accumulation Amount                         $                 0.00
                        c.  Controlled Deposit Amount                                      $                 0.00
                    (Z).a.  Class A Invested Amount                                        $       216,000,000.00
       Class A Monthly Principal (the least of x,y,z)                                      $                 0.00

39.    Class B Monthly Principal (pursuant to section 4.4b)
       (distributable only after payout of Class A)
                    (X).a.  Fixed Allocation Percentage of Principal Receivable
                            Collections + Shared - Reallocted Collections
                            Applied - Class A Monthly Principal Applications               $                 0.00
                    (Y).a.  Controlled Accumulation Amount                                 $                 0.00
                        b.  Deficit Controlled Accumulation Amount                         $                 0.00
                        c.  Controlled Deposit Amount                                      $                 0.00
                    (Z).a.  Class B Invested Amount                                        $        30,000,000.00
       Class B Monthly Principal (the least of x,y,z)                                      $                 0.00

40.    Collateral Monthly Principal
                        a.  pursuant to 4.4c (i) prior to occurrence of
                            Early Amortization or payment in full of the
                            Class B Investor Amount (optional)                             $                 0.00
                        b.  pursuant to 4.4c (ii) prior to occurrence of
                            Early Amortization or payment in full of the
                            Class B Investor Amount                                        $                 0.00


Available Funds

41.    Class A Available Funds
                        a.  Class A Finance Charge allocation (line 27a)                   $         3,995,837.98
                        b.  Prior to Class B Principal Commencement Date, the
                            amount of Principal Funding Investment Proceeds for
                            such prior Due Period                                          $                 0.00
                        c.  Any amount of Reserve Account withdrawn and
                           included in Class A Available Funds (section 4.14d)             $                 0.00
                        d.  Class A Available Funds (sum a-c)                              $         3,995,837.98

42.    Class B Available Funds
                        a.  Class B Finance Charge allocation (line 27b)                   $           554,977.50
                        b.  On or After Class B Principal Commencement Date, the
                            amount of Principal Funding Investment Proceeds for
                            such prior Due Period                                          $                 0.00
                        c.  Any amount of Reserve Account withdrawn and
                           included in Class B Available Funds (section 4.14d)             $                 0.00
                        d.  Class B Available Funds (sum a-c)                              $           554,977.50

43.    Collateral Available Funds:
                        a.  Collateral Finance Charge allocation (line 27c)                $           721,470.75

44.    Class D Available Funds
                        a.  Class D Finance Charge allocation (line 27d)                   $           277,488.75


Reallocated Principal Collections

45.    Class D Subordinated Principal Collections (to the extent                           $                 0.00
       needed to fund Required Amounts)

46.    Collateral Subordinated Principal Collections (to the extent                        $                 0.00
       needed to fund Required Amounts)

47.    Class B Subordinated Principal Collections (to the extent                           $                 0.00
       needed to fund Required Amounts)

48.    Total Reallocated Principal Collections                                             $                 0.00
                                                                                                             0.00

Investor Default Amounts

49.    Class A Investor Default Amount                                                     $         1,246,397.92
                                                                                           %                 6.93%

50.    Class B Investor Default Amount                                                     $           173,110.82
                                                                                           %                 6.93%

51.    Collateral Investor Default Amount                                                  $           225,044.07
                                                                                           %                 6.93%

52.    Class D Investor Default Amount                                                     $            86,555.41
                                                                                           %                 6.93%

53.    Aggregate Investor Default Amount                                                   $         1,731,108.23
                                                                                           %                 6.93%

Allocable Amounts for Series 1995-1

54.    The Allocable Amount for Series 1995-1 as of the end of the
       relevant Due Period (Inv Default Amt + Series 95-1 Adjust Amt)
            Class A                                                                        $         1,246,397.92
            Class B                                                                        $           173,110.82
            Class C                                                                        $           225,044.07
            Class D                                                                        $            86,555.41
                                                                                                ---------------
       Aggregate Allocable Amount                                                          $         1,731,108.23


Required Amounts for Series 1995-1

55.    Class A Required Amount (section 4.5a)
                        a.  Class A Monthly Interest for current Distribution
                            Date                                                           $         1,147,500.00

                        b.  Class A Monthly Interest previously due but not
                            paid                                                           $                 0.00
                        c.  Class A Additional Interest for prior Due Period
                            or previously due but not paid                                 $                 0.00
                        d.  Class A Investor Allocable Amount                              $         1,246,397.92
                        e.  Class A Servicing Fee (if FNANB is no longer
                            servicer)                                                      $                 0.00
                        f.  Class A Available Funds                                        $         3,995,837.98
                        g.  Class A Required Amount (sum of a-e minus f)                   $                 0.00

56.    Class B Required Amount (section 4.5b)
                        a.  Class B Monthly Interest for current Distribution
                            Date                                                           $           165,625.00

                        b.  Class B Monthly Interest previously due but not
                            paid                                                           $                 0.00
                        c.  Class B Additional Interest for prior Due Period
                            or previously due but not paid                                 $                 0.00
                        d.  Class B Servicing Fee (if FNANB is no longer
                            servicer)                                                      $                 0.00
                        e.  Class B Available Funds                                        $           554,977.50
                        f.  Excess of Class B Allocable  Amount over
                            funds available to make payments (section 4.8d)                $                 0.00
                        g.  Class B Required Amount ((sum of a-d) minus e                  $
                            plus f)                                                                          0.00

57.    Collateral/Class D Required Amount (section 4.5c,d)
                        a.  Collateral/Class D Monthly Interest for current
                            Distribution date                                              $           271,560.00
                        b.  Collateral/Class D Monthly Interest previously
                            due but not paid                                               $                 0.00
                        c.  Collateral/Class D Additional Interest for prior
                            Due Period or previously due but not paid                      $                 0.00
                        d.  Collateral/Class D Servicing Fee (if FNANB is
                            no longer servicer)                                            $                 0.00
                        e.  Collateral/Class D Available Funds                             $           998,959.49
                        f.  Excess of Collateral/Class D Allocable Amount
                            over funds available to make payments                          $                 0.00
                        g.  Collateral/Class D Required Amount ((sum of
                            a-d) minus e plus f)                                           $                 0.00


Investor Charge-Offs

58.    The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount, Collateral Indebtedness
       Amount and Class D Invested Amount
                        a.  Class A                                                        $                 0.00
                        b.  Class B                                                        $                 0.00
                        c.  Collateral Indebtedness Amount                                 $                 0.00
                        d.  Class D                                                        $                 0.00

59.    The aggregate amount of Class B Investor Charge-Offs and the reductions  in the Collateral Indebtedness Amount and Class D
       Invested Amount
                        a.  Class B                                                        $                 0.00
                        b.  Collateral Indebtedness Amount                                 $                 0.00
                        c.  Class D                                                        $                 0.00

60.    The aggregate amount of Collateral Charge-Offs and the reductions in Class D Invested Amount
                        a.  Collateral Indebtedness Amount                                 $                 0.00
                        b.  Class D                                                        $                 0.00


Servicing Fee
       (2% of total Invested Amount)
61.    Class A Servicing Fee for the relevant Due Period                                   $           360,000.00

62.    Class B Servicing Fee for the relevant Due Period                                   $            50,000.00

63.    Collateral Servicing Fee for the relevant Due Period                                $            65,000.00

64.    Class D Servicing Fee for the relevant Due Period                                   $            25,000.00


Enhancement
             (18% of total Invested Amount)
65.    Required Enhancement Amount
                        a. Invested Amount as of the last day of relevant Due
                            Period                                                         $       300,000,000.00
                        b.  Required Enhancement Amount (line a times 18%)                          54,000,000.00

66.    Enhancement Surplus
                        a.  Amount on Deposit in the Cash Collateral Account               $                 0.00
                        b.  Collateral Indebtedness Amount                                 $        39,000,000.00
                        c.  Class D Invested Amount                                        $        15,000,000.00
                        d.  Required Enhancement Amount                                    $        54,000,000.00
                        e.  Enhancement Surplus ((sum of a-c)less d)                       $                 0.00
                        f.  Enhancement deficiency, deposit excess Finance
                            Charge to Cash Collateral Account                              $                 0.00

Reserve Account

67.    Lowest historical 3 month average Portfolio Yield less 3 month
       average Base Rate (must be > 3%, or line 68 will adjust accordingly)                %                 6.68%

68.    Reserve Account Funding Date (based on line 67)                                                     06/15/99

69.    Required Reserve Account Amount (after the Reserve Account
       Funding Date, 0.5% times the Class A Investor Amount)                               $         1,080,000.00

70.    Available Reserve Account Amount
                        a.  Amount of deposit in the Reserve Account on the
                            relevant Distribution Date                                     $                 0.00
                        b.  Required Reserve Account Amount (line 69)                      $         1,080,000.00
                        c.  Available Reserve Account Amount                               $                 0.00


Principal Funding Account

71.    Principal Funding Account Balance as of prior Distribution Date                     $                 0.00

72.    Deposit to the Principal Funding Account on the current
       Distribution Date                                                                   $                 0.00

73.    Withdrawal from the Principal Funding Account on the Current
       Distribution Date                                                                   $                 0.00

74.    Principal Funding Account Balance as of the current
       Distribution Date                                                                   $                 0.00

75. As of the date hereof, no Early Amortization Event has been deemed to have occured during the relevant Due Period.

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                IN WITNESS WHEREOF, THE undersigned has duly executed
                and delivered this Certificate this 15th day of November, 1996


                                         FIRST NORTH AMERICAN NATIONAL BANK,
                                         as Servicer


                                         By /s/ Michael T. Chalifoux
                                         Name:  Michael T. Chalifoux
                                         Title:  Chairman of the Board